UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-07414

The Santa Barbara Group of Mutual Funds, Inc.

(Exact name of registrant as specified in charter)

107 South Fair Oaks Boulevard, Suite 315, Pasadena, CA 91105

(Address of principal executive offices)

(Zip code)

Gemini Fund Services, LLC., 450 Wireless Blvd, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code:

626-844-1440

Date of fiscal year end:

3/31

Date of reporting period:9/30/06

Item 1.  Reports to Stockholders.

SANTA BARBARA GROUP

OF MUTUAL FUNDS

THE BENDER GROWTH FUND

THE MONTECITO FUND

SEMI-ANNUAL REPORT

SEPTEMBER 30, 2006

The Bender Growth Fund

Dear Shareholder,

Throughout the past several months the stock market has experienced an increase in volatility as the debate between rising inflationary pressures and a slowing economy has intensified.  This is relatively normal during the latter stages of a Fed tightening cycle. On one side you have investors who believe the economy will continue to experience rising levels of inflation as higher commodity prices make their way into the price of finished goods.  Other investors believe the economy is about to experience a rapid slowdown due to a weakening housing market and the lagged effect of higher interest rates.  The most likely performance probably lies somewhere in the middle, with GDP growth slowing to the 2.5-3% range, and inflation remaining largely benign.  This last scenario would be an ideal environment for growth stock performance.

For months growth stocks have been held back by worries of ever-higher interest rates and a bias towards rising inflation readings.  With the Federal Reserve’s tightening campaign now on hold, the burden of proof on the inflationary front shifts to those expecting higher rates.  While there are data points supporting both sides, we believe the evidence of a slowdown in GDP and decreasing inflation pressures outweigh arguments that point to continued economic strength and rising inflation expectations.

Since early July, and the start of a significant rally in the 10 year Treasury market, the perception of rapidly rising inflation started to fade.  The Treasury market began to sense that the increase in short term rates worldwide had succeeded in reducing economic activity and inflation pressures. While many don’t equate the two, there is a much higher correlation between changes in global short-term rates and US GDP growth than there is with the Federal Funds rate and US GDP.  With last weeks tightening by the ECB, global short-term rates hit a new high for this cycle, and have now increased the same amount they did prior to the 2001 recession.  The yield curve of the group of seven nations, or G7, is now flat.  This flat yield curve coincides with the inverted yield curve in the United States to imply that investors think the risk of future inflation is relatively mild.  Normally, investors demand higher rates of interest on longer maturity assets to compensate for the risk of inflation eroding their gains.

For several years we have felt the greatest risk to the US economy is deflation rather than inflation. The Federal Reserve has little experience dealing with deflation.  Since World War II the Fed has been primarily concerned with controlling inflation.  With both China and India’s economies now actively exporting deflation to the United States, the Fed must remain diligent in regard to the effect this imported deflation has on US prices.  The recent experience of Japanese deflation lasting more than a decade is surely foremost in the minds of many on the Federal Reserve board.

With commodity prices, particularly oil, now tumbling from their highs, input prices will likely trend lower.  The recent decline in oil has already had an impact on the CPI readings in several countries.  A composite of 11 foreign economies showed an average CPI increase of just 1.5% year over year in September. The CPI in the US was up just 0.2% in August and could show a decline when the September data is released. Lost in all the noise over rampant oil speculation has been the fact that the trend toward higher overall levels of productivity remains unchanged.  Productivity growth in the US remains in the 2-2.5% annual range, where it has been for approximately 5 years.  Prior to 2000, productivity growth had averaged approximately 0.5% growth per year for several decades.  The largest factors contributing to productivity improvements are the deployment of information technology and the trend towards a more connected world economy (globalization).  These trends have only grown stronger.

During the months of August and September growth stocks outperformed other stock sectors.  This is significant as these are traditionally weak months for growth stock performance.  This performance has been driven by the decrease in inflationary pressures worldwide, led by falling oil prices.  Traditionally, buying growth stocks when interest rates are flat to declining has been a very rewarding decision. We believe the environment for growth stocks is as attractive as it has been in years, as several fundamental aspects of the economy are now favorable for strong equity performance.

Sincerely,

Robert L. Bender

Reed G. Bender

The Montecito Fund

October 31st, 2006

Dear Fellow Shareholders of The Montecito Fund,

We assumed the portfolio management of the Fund one year ago, on November 1st 2005, with the net asset value being $10.09.  There have been $0.224 in distributions since then and as of October 31st, 2006 the net asset value was $11.50.  This has resulted in a total positive rate of return of $1.64 per share or 16.23% for our first full year of directing the portfolio.  As of the end of October the portfolio was invested 46% in Stocks, 28% in Real Estate, 24% in Fixed Income and held 2% in Cash.

Needless to say we are very pleased with the performance.   There have been many events in the press over the past year which very easily could have given people pause to consider the wisdom of staying invested.  This time last year the Federal Reserve was still raising rates.  Throughout the year the news from Iraq has been anything but upbeat.  The price of oil and other commodities spiked to dramatic levels in the first half of this year.  And then as summer drew to a close the Federal Reserve paused in its march higher in interest rates and the concern shifted to a slowing economy.   Those of you who have known me for many years know that I have little use for the short term oriented press when making long term investment decisions.  There will always be a reason in the press to worry or to not be invested.  And when that worry becomes the greatest and affect that portion of pricing of financial assets that is susceptible to emotions, we actually work harder to find the values that are being created and to choose among the many that present themselves.  When the markets do not price in as much fear, we need to work even harder to find those values we feel comfortable committing to for the long term.  With all the backdrop of negatives we see in the markets, corporate profits continue to increase, revenues rise, and corporations are sharing that with their owners (shareholders) in greater amounts through increased dividends and stock buybacks.  The Dow Jones Industrial Average has touched all time highs this past quarter.  The Morgan Stanley REIT index has touched all time highs this past quarter.  Long term interest rates have remained at levels many believe to be very low all year long.  Our fervent hope is that it continues.  However, we caution against expectations of this past year being a long term sustainable rate of return – we don’t believe it is.  We also are not going to confuse a bull market with brains and will stay focused on our disciplines – both on the buy side and the sell side.

This letter’s topic of interest is not about the press and my views on their short term perspective.  Rather it is about a different short term perspective that has to do with generations and the simple mathematical concept of regression to the mean.  I have been in the investment business since 1979 – 27 years as of the writing of this letter.  During my entire investing career long term interest rates on government bonds have been where they are now or higher.  I hate to admit it, but some of the truly bright minds on Wall Street are even younger than myself and were not even privileged to be investing when the interest rates were above 13% on long term bonds.  The point is that we are accustomed as a generation of investors to interest rates being higher than they are today.  In our lifetime we are living in an interest rate environment that many believe must go higher so that it will “regress to the mean” (return to the average) of the interest rates we have known.  As a result they believe that the Capitalization Rate on commercial real estate will rise and that the Price to Earnings Ratios on Stocks will decline until rents and earnings can justify the overly rich prices that reflect the “historically low” interest rate environment.  There is just one problem with all of that.  The economy has been around a lot longer than I have been in the investment business.  Many of the corporations that we invest in have been in existence for longer than I have been alive.  The buildings that are in the REITs that we invest in will certainly be around long after I have stopped investing.  In fact it is very myopic of me to think of interest rates in terms of just my investing career.  And when we look at interest rates over a 200 year period of time we find that the mean interest rate for long term government bonds in the United States has been somewhere very close to 5%.  That is the mean, and although we are slightly below that now, there is nothing to say that we should spend the next 27 years of my investing career below that mean after spending the first 27 above it!  Am I making a brash and far reaching prediction that interest rates will stay at these levels or lower for the foreseeable future?  No I am not.  Too many exogenous events can impact what will happen with interest rates.  But I can say that I am comfortable with interest rates where they are now as being reasonable and not artificially low.  So, on a long term basis I am not uncomfortable with the valuation levels of the markets that look at these rates as alternatives to investment capital.  And further, I believe that the stock market and real estate markets not only will hold onto their gains for the foreseeable future, but as the quantitative analysts start using lower and lower interest rate assumptions in their pricing models, we will see higher levels being considered achievable and sustainable.

The Investing disciplines of the Fund dictate that we will be balanced with 15% to 50% in each of the three major asset classes – Stocks, Bonds and Real Estate.  We shall follow those disciplines and add to them our own proprietary research and analytical tools that are the hall marks of our “common sense investing” for the long term.

Thank you for your confidence and the opportunity to manage our fund.  We take very seriously our responsibility and will always endeavor to be responsive to your questions and concerns.  We welcome your comments as well.

Blake T. Todd

Portfolio Manager

The Santa Barbara Group of Mutual Funds

The Bender Growth Fund

                 Performance Summary – For Periods Ended September 30, 2006

                                      5 Years          Annualized

6 Months*     1 Year       Annualized   Since Inception**

The Bender Growth Fund:

Class A Shares:

Without Sales Charges

   (12.68)%        (0.12)%        5.84%             12.48%

 With Sales Charges (1)

   (17.69)%        (5.87)%        4.59%             11.65%

Class C Shares:

Without Sales Charges

   (13.26)%        (1.43)%        4.55%               9.62%

 With Sales Charges (2)

   (14.13)%        (2.41)%        4.55%               9.62%

Class Y Shares

   (12.86)%        (0.42)%        5.65%             10.70%

S&P 500 Index

       4.14%        10.79%         6.97%                7.79%

(1) Adjusted for initial maximum sales charge of 5.75%.

(2) Adjusted for contingent deferred sales charge of 1% for redemptions on shares occurring within one year of purchase.

  *  Not annualized

**  Class C and Class Y commenced operations on December 10, 1996. Class A commenced operations on October 1,
     1998.  S & P 500 performance information is since December 10, 1996, and therefore relates to Class C and Class

     Y shares only.

Past performance is not predictive of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. The returns shown in the table do not reflect the deduction of taxes that a shareholder would have to pay on Fund distributions or the redemption of the Fund shares.  Investment performance current to the most recent month-end may be obtained by calling (800) 723-8637.

Portfolio Holdings Summary*

Top Ten Holdings	% of Net Assets	Portfolio Compostition	% of Net Assets
Network Appliance, Inc.	5.55	Computer Services	19.91%
Cognizant Tech Solutions CRP	5.32	Retail- Restaurant/Specialty	15.01%
Gilead Sciences, Inc.	5.31	Medical Instruments	12.97%
Starbucks Corp.	5.00	Medical – Biomedical	12.06%
Genentech, Inc.	4.95	Internet	9.76%
Arthrocare Corp.	4.92	Communications	8.05%
VeriSign, Inc.	4.63	Retail – Other	6.72%
Healthways, Inc.	4.57	Pharmaceutical	5.31%
Kyphon, Inc.	4.48	Physical Practice Management	4.57%
QualComm, Inc.	4.47	Human Resources	2.96%
		Semiconductors	2.53%
		Other Assets Less Liabilities	0.15%
		Net Assets	100.00

                                                                 * As of September 30, 2006.  Top ten holdings excludes short-term investments.

The Santa Barbara Group of Mutual Funds

The Montecito Fund

                Performance Summary – For Periods Ended September 30, 2006

Since Inception

                                                                                       6 Months*       1 Year     Annualized**

The Montecito Fund:

Without Sales Charges

 5.52%          11.34%             3.39%

        With Sales Charges (1)

  (0.59)%            4.90%

    2.03%

S&P 500 Index

 4.14%          10.79%

    6.29%

(1) Adjusted for initial maximum sales charge of 5.75%.

 *   Not Annualized

**  The Montecito Fund commenced operations on April 15, 2002

Past performance is not predictive of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. The returns shown in the table do not reflect the deduction of taxes that a shareholder would have to pay on Fund distributions or the redemption of the Fund shares.  Investment performance current to the most recent month-end may be obtained by calling (800) 723-8637.

Portfolio Holdings Summary*

Top Ten Holdings	% of Net Assets	Portfolio Composition	% of Net Assets
United Parcel Service, Inc. – Cl. B	2.71	Common Stock	47.77
FNMA, 5.44% due 11/1/07	2.69	Real Estate Investment Trusts	25.67
FHLB, 5.00% due 2/28/08	2.68	U.S. Government Agencies	22.74
FHLB, 3.00% due 10/22/09	2.64	U.S. Treasury Bonds	2.18
Nationwide Health Properties	2.59	Short-Term Investments	1.34
Sovran Self Storage, Inc.	2.39	Other Assets Less Liabilities	0.30
U Store It	2.31	Net Assets	100.00
U.S. TIP Bond, 1.875%, due 7/15/15	2.18
Windrose Medical Properties	2.18
FHLB, 4.73% due 7/20/10	2.12

                                                                * As of September 30, 2006.  Top ten holdings excludes short-term investments.

                                                                FHLB – Federal Home Loan Bank

                                                                TIP – Treasury Inflation Protected

FUND EXPENSES (Unaudited)                                                                                                                                                                                                                                             September 30, 2006

As a shareholder of one of the Funds you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges on redemptions and (2) ongoing costs, consisting of management fees and distribution and/or service (12b-1 fees) fees.  This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses:  The first section of the table provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Examples for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges on redemptions.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value (3/31/06)	Ending Account Value (9/30/06)	Expense Ratio (Annualized)	Expenses Paid During the Period* (4/1/06-9/30/06)
Bender Growth Fund
Actual:
Class A	$1,000.00	$ 873.22	1.85%	$8.69
Class Y	1,000.00	871.38	2.18%	10.23
Class C	1,000.00	867.37	3.22%	15.07
Hypothetical (5% return before expenses):
Class A	$1,000.00	$1,015.79	1.85%	$9.35
Class Y	1,000.00	1,014.14	2.18%	11.01
Class C	1,000.00	1,008.92	3.22%	16.22

FUND EXPENSES (Unaudited) (Continued)                                                                                                                                                                                                                     September 30, 2006

	Beginning Account Value (3/31/06)	Ending Account Value (9/30/06)	Expense Ratio (Annualized)	Expenses Paid During the Period* (4/1/06-9/30/06)
Montecito Fund
Actual	$1,000.00	$1,019.10	1.19%	$6.02
Hypothetical (5% return before expenses)	1,000.00	1,055.23	1.19%	6.13

                                                                        *Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

The Santa Barbara Group of Mutual Funds
Bender Growth Fund
SCHEDULE OF INVESTMENTS (Unaudited)		September 30, 2006

		Market
Security	Shares	Value
COMMON STOCK - 99.85%
Communications - 8.05%
Broadcom Corp., Cl. A*	21,650	$ 656,861
QUALCOMM, Inc.	22,600	821,510
		1,478,371
Computer Services - 19.91%
Apple Computer, Inc.*	8,000	616,240
Cognizant Technology Solutions Corp.*	13,200	977,592
Network Appliance, Inc.*	27,520	1,018,515
Synopsys, Inc.*	9,850	194,242
VeriSign, Inc.*	42,080	850,016
		3,656,605
Human Resources - 2.96%
Monster Worldwide, Inc.*	15,000	542,850

Internet - 9.76%
eBAY, Inc.*	23,560	668,162
Google, Inc. - Class A*	1,350	542,565
Yahoo!, Inc.*	23,000	581,440
		1,792,167
Medical - Biomedical 12.07%
Amgen, Inc.*	7,000	500,710
Genentech, Inc.*	11,000	909,700
LifeCell Corp.*	25,000	805,500
		2,215,910
Medical Instruments - 12.96%
ArthroCare Corp.*	19,300	904,398
Kyphon, Inc.*	22,000	823,240
Ventana Medical Systems, Inc.*	16,000	653,280
		2,380,918
Pharmaceutical - 5.31%
Gilead Sciences, Inc.*	14,200	975,540

Physical Practice Management - 4.57%
Healthways, Inc.*	18,800	838,480

The accompanying notes are an integral part of these financial statements.

The Santa Barbara Group of Mutual Funds
Bender Growth Fund
SCHEDULE OF INVESTMENTS (Unaudited) - Continued		September 30, 2006

Security	Shares	Value
Retail-Restaurant/Specialty - 15.01%
Panera Bread Co., Cl. A*	14,000	$ 815,500
P.F. Chang's China Bistro, Inc.*	16,950	588,334
Starbucks Corp.*	26,940	917,307
Texas Roadhouse, Inc.*	18,000	221,040
The Cheesecake Factory, Inc.*	7,900	214,801
		2,756,982
Retail-Other - 6.72%
Chico's FAS, Inc.*	28,900	622,217
Coach, Inc.*	17,800	612,320
		1,234,537
Semiconductors - 2.53%
Marvell Technology Group Ltd.*	24,000	464,880

TOTAL COMMON STOCK
(Cost - $12,516,258)		18,337,240

Total Investments - 99.85%
(Cost - $12,516,258)		18,337,240
Other Assets less Liabilities - 0.15%		27,154
NET ASSETS - 100.00%		$ 18,364,394

*Non-income producing security

The accompanying notes are an integral part of these financial statements.

The Santa Barbara Group of Mutual Funds
Montecito Fund
SCHEDULE OF INVESTMENTS (Unaudited)		September 30, 2006

		Market
Security	Shares	Value
COMMON STOCK - 47.77%
Aerospace - 1.23%
General Dynamics Corp.	1,600	$ 114,672

Automobiles - 1.27%
Honda Motor Co., Ltd. - ADR	3,500	117,705

Banks - 2.26%
Bank of America Corp.	1,500	80,355
SunTrust Banks, Inc.	1,681	129,908
		210,263
Beverages - 2.94%
Anheuser-Busch Cos, Inc.	3,000	142,530
PepsiCo, Inc.	2,000	130,520
		273,050
Building Services - 1.18%
Masco Corp.	4,000	109,680

Chemicals - 1.67%
Ecolab, Inc.	3,000	128,460
Valspar Corp.	1,000	26,600
		155,060
Commercial Services - 1.58%
Paychex, Inc.	4,000	147,400

Computer Services - 1.57%
FactSet Research Systems, Inc.	3,000	145,710

Conglomerates - 1.18%
General Electric Co.	3,100	109,430

Consumer Products - 1.48%
Kimberly-Clark Corp.	2,100	137,256

Containers - 1.38%
Bemis Co., Inc.	3,900	128,154

The accompanying notes are an integral part of these financial statements.

The Santa Barbara Group of Mutual Funds
Montecito Fund
SCHEDULE OF INVESTMENTS (Unaudited) - Continued		September 30, 2006

		Market
Security	Shares	Value
Cosmetics - 0.54%
Alberto-Culver Co. - Class B	1,000	$ 50,590

Electric - 1.04%
Unitil Corp.	4,000	97,200

Food - 2.54%
H. J. Heinz Co.	3,000	125,790
Sysco Corp.	3,300	110,385
		236,175
Insurance - 2.30%
Aflac, Inc.	1,500	68,640
Arthur J. Gallagher & Co.	4,200	112,014
Old Republic International Corp.	1,486	32,915
		213,569
Investment Management - 1.54%
T. Rowe Price Group, Inc.	3,000	143,550

Medical - 6.34%
Abbott Laboratories	3,000	145,680
Eli Lilly and Co.	2,100	119,700
Johnson & Johnson	3,000	194,820
Roche Holding AG - ADR	1,500	129,311
		589,511
Office Supplies - 1.29%
Avery Dennison Corp.	2,000	120,340

Oil & Gas - 3.65%
ChevronTexaco Corp.	1,500	97,290
Exxon Mobil Corp.	2,000	134,200
PetroChina Co. - ADR	1,000	107,650
		339,140
Real Estate - 1.80%
W.P. Carey & Co., LLC	6,100	167,811

Retail - Building Products - 1.21%
Lowe's Cos., Inc.	4,000	112,240

The accompanying notes are an integral part of these financial statements.

The Santa Barbara Group of Mutual Funds
Montecito Fund
SCHEDULE OF INVESTMENTS (Unaudited) - Continued		September 30, 2006

		Market
Security	Shares	Value
Retail - Restaurants - 1.26%
McDonalds Corp.	3,000	$ 117,360

Semiconductor - 2.39%
Maxim Integrated Products, Inc.	5,000	140,350
Intel Corp.	4,000	82,280
		222,630
Software - 1.42%
Microsoft Corp.	4,000	109,320
Total System Services, Inc.	1,000	22,830
		132,150
Transportation - 2.71%
United Parcel Service, Inc. Class B	3,500	251,790

TOTAL COMMON STOCK
(Cost - $4,089,820)		4,442,436

REAL ESTATE INVESTMENT TRUSTS- 25.67%
Apartments - 1.45%
Apartment Investment & Management Co. - Pfd, 7.75%	5,300	134,461

Diversified - 3.69%
Entertainment Properties Trust	2,500	123,300
Investors Real Estate Trust	9,100	88,816
Lexington Corporate Properties Trust	4,000	84,720
Spirit Finance Corp.	4,000	46,440
		343,276
Health Care - 5.95%
Medical Properties Trust, Inc.	5,000	66,950
Nationwide Health Properties, Inc.	9,000	240,660
Senior Housing Property Trust	2,000	42,680
Windrose Medical Properties Trust- Conv Pfd, 7.50%	7,200	202,500
		552,790
Manufactured Homes - 2.51%
Sun Communities	2,000	63,920
UMH Properties, Inc.	11,000	169,950
		233,870

The accompanying notes are an integral part of these financial statements.

The Santa Barbara Group of Mutual Funds
Montecito Fund
SCHEDULE OF INVESTMENTS (Unaudited) - Continued		September 30, 2006

		Market
Security	Shares	Value
Office Property - 1.80%
HRPT Properties Trust	14,000	$ 167,300

Shopping Centers - 1.65%
Ramco-Gershenson Properties Trust- Conv Pfd, 7.95%	4,600	154,100

Single Tenant - 0.70%
National Retail Properties	3,000	64,800

Storage - 4.70%
Sovran Self Storage, Inc.	4,000	222,200
U Store It	10,000	214,600
		436,800
Warehouse - 3.22%
First Industrial Realty Trust, Inc.	4,000	176,000
Monmouth Real Estate Investment Corp. - Class A	15,500	124,000
		300,000
TOTAL REAL ESTATE INVESTMENT TRUSTS
(Cost - $2,180,412)		2,387,397

	Principal
	Amount
U.S. GOVERNMENT AGENCY OBLIGATIONS - 22.74%
Fannie Mae, 5.44%, due 11/1/07	$ 250,000	250,057
Fannie Mae, 3.50%, due 2/25/08 (a)	200,000	196,817
Fannie Mae, 2.65%, due 6/30/08	200,000	192,072
Fannie Mae, 4.25%, due 5/12/09	200,000	196,301
Fannie Mae, 4.01%, due 10/7/09	200,000	194,700
Federal Home Loan Bank, 3.50%, due 10/22/07	200,000	196,702
Federal Home Loan Bank, 5.00%, due 2/28/08	250,000	249,254
Federal Home Loan Bank, 3.00%, due 10/22/09 (a)	250,000	245,748
Federal Home Loan Bank, 4.73%, due 7/20/10	200,000	196,848
Freddie Mac, 3.25%, due 10/26/07	200,000	196,165
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(Cost - $2,117,015)		2,114,664

The Santa Barbara Group of Mutual Funds
Montecito Fund
SCHEDULE OF INVESTMENTS (Unaudited) - Continued		September 30, 2006

	Principal	Market
Security	Amount	Value
U.S. TREASURY BONDS - 2.18%
U.S. Treasury TIP Bond, 1.875%, due 7/15/15	$ 209,204	$ 202,568
(Cost - $205,283)

SHORT TERM INVESTMENT - 1.34%	Shares
Bank of New York Hamilton Fund- Premier Shares, 4.91% (a)	124,128	124,128
(Cost - $124,128)

Total Investments - 99.70%
(Cost - $8,716,658)		9,271,193
Other Assets less Liabilities - 0.30%		27,391
NET ASSETS - 100.00%		$ 9,298,584

ADR- American Depositary Receipt
REIT- Real Estate Investment Trust
TIP- Treasury Inflation Protected
(a) Rate shown is the rate in effect at September 30, 2006

The accompanying notes are an integral part of these financial statements.

The Santa Barbara Group of Mutual Funds
STATEMENTS OF ASSETS AND LIABILITIES (Unaudited)		September 30, 2006

	Bender	Montecito
	Growth Fund	Fund
Assets:
Investments in Securities at Market Value
(Identified cost $12,516,258 and $8,716,658,
respectively) (Note 2)	$ 18,337,240	$ 9,271,193
Receivables:
Securities Sold	239,315	-
Dividends and Interest	267	52,263
Other Assets	3,714	-
Total Assets	18,580,536	9,323,456

Liabilities:
Capital Stock Redeemed	68,109	-
Dividends Payable	-	12,661
Accrued Distribution (12b-1) Fees (Note 5)	28,096	5,474
Due to Custodian	89,465	-
Due to Advisor (Note 3)	7,322	2,184
Other Accrued Expenses and Liabilities	23,150	4,553
Total Liabilities	216,142	24,872

Net Assets	$ 18,364,394	$ 9,298,584

Class A Shares and Montecito Fund Shares (Note 1):
Net Assets (Unlimited shares of $0.001 par beneficial
interest authorized; 98,273 and 829,896 shares
outstanding, respectively)	$ 2,395,795	$ 9,298,584

Net Asset Value and Redemption Price Per Class A Share
($2,395,795/98,273 shares and $9,298,584/829,896 shares,
respectively)	$ 24.38	$ 11.20

Offering Price Per Share ($24.38/0.9425 and
$11.20/0.9425, respectively)	$ 25.87	$ 11.88

The accompanying notes are an integral part of these financial statements.

The Santa Barbara Group of Mutual Funds
STATEMENTS OF ASSETS AND LIABILITIES (Unaudited) (Continued)		September 30, 2006

	Bender	Montecito
	Growth Fund	Fund
Class Y Shares (Note 1):
Net Assets (Unlimited shares of $0.001 par beneficial
interest authorized; 235,962 shares outstanding)	$ 6,107,549

Net Asset Value, Offering and Redemption Price Per
Class Y Shares ($6,107,549/235,962 shares)	$ 25.88

Class C Shares (Note 1):
Net Assets (Unlimited shares of $0.001 par beneficial
interest authorized; 420,037 shares outstanding)	$ 9,861,050

Net Asset Value and Offering Price Per Class C Share
($9,861,050/420,038 shares)	$ 23.48

Redemption Price Per Share ($23.48 X 0.99)*	$ 23.25

Composition of Net Assets:
At September 30, 2006, Net Assets consisted of:
Paid-in-Capital	$ 31,658,040	$ 8,605,610
Accumulated Net Investment Loss	(264,482)	(347)
Accumulated Net Realized Gains (Losses) From
Security Transactions	(18,850,146)	138,786
Net Unrealized Appreciation on Investments	5,820,982	554,535
Net Assets	$ 18,364,394	$ 9,298,584
________________
* For redemptions of Class C shares occurring within one year of purchase.

The accompanying notes are an integral part of these financial statements.

The Santa Barbara Group of Mutual Funds
STATEMENTS OF OPERATIONS (Uuaudited)	For the Six Months Ended September 30, 2006

	Bender	Montecito
	Growth Fund	Fund
Investment Income:
Dividend Income	$ 3,999	$ 92,580
Interest Income	5,424	60,543
Total Investment Income	9,423	153,123

Expenses (Notes 3 and 5):
Investment Advisory Fees	50,878	12,420
Service Fees-Class A	14,728	26,496
Service Fees-Class Y	48,613	-
Service Fees-Class C	93,468	-
Distribution Fees-Class A	3,347	10,350
Distribution Fees-Class Y	8,498	-
Distribution Fees-Class C	54,373	-
Total Expenses	273,905	49,266
Net Investment Income (Loss)	(264,482)	103,857

Net Realized and Unrealized Gain (Loss)
on Investments (Note 4):
Net Realized Gains From Security Transactions	1,198,670	109,591
Distributions of Realized Gains by
Other Investment Companies	-	11,444
Net Change in Net Unrealized Appreciation
(Depreciation) on Investments	(4,062,877)	266,658
Net Realized and Unrealized Gain (Loss) on Investments	(2,864,207)	387,693

Net Increase (Decrease) in Net Assets
Resulting From Operations	$ (3,128,689)	$ 491,550

The accompanying notes are an integral part of these financial statements.

The Santa Barbara Group of Mutual Funds
Bender Growth Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended	Year Ended
	September 30, 2006	March 31, 2006
	(Unaudited)
Operations:
Net Investment Loss	$ (264,482)	$ (662,445)
Net Realized Gain From Security Transactions	1,198,670	2,281,902
Net Change in Unrealized Appreciation
(Depreciation) on Investments	(4,062,877)	3,416,175
Net Increase (Decrease) in Net Assets
Resulting From Operations	(3,128,689)	5,035,632

Capital Share Transactions:
Class A:
Proceeds from Shares Issued
(3,879 and 12,250 shares, respectively)	100,000	318,786
Cost of Shares Redeemed
(18,261 and 64,424 shares, respectively)	(449,811)	(1,622,912)
Total Class A Transactions	(349,811)	(1,304,126)

Class Y:
Proceeds from Shares Issued
(1,644 and 25,601 shares, respectively)	44,818	652,699
Cost of Shares Redeemed
(36,128 and 247,335 shares, respectively)	(945,314)	(6,571,413)
Total Class Y Transactions	(900,496)	(5,918,714)

Class C:
Proceeds from Shares Issued
(1,942 and 9,057 shares, respectively)	50,185	224,589
Cost of Shares Redeemed
(58,097 and 168,752 shares, respectively)	(1,376,287)	(4,044,138)
Total Class C Transactions	(1,326,102)	(3,819,549)

Net Decrease in Net Assets From
Capital Share Transactions	(2,576,409)	(11,042,389)

The accompanying notes are an integral part of these financial statements.

The Santa Barbara Group of Mutual Funds
Bender Growth Fund
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Six Months Ended	Year Ended
	September 30, 2006	March 31, 2006
	(Unaudited)

Total Decrease in Net Assets	$ (5,705,098)	$ (6,006,757)

Net Assets:
Beginning of Period	24,069,492	30,076,249
End of Period*	$ 18,364,394	$ 24,069,492

*Includes accumulated undistributed
net investment loss of:	$ (264,482)	$ -

The accompanying notes are an integral part of these financial statements.

The Santa Barbara Group of Mutual Funds
Montecito Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended	Year Ended
	September 30, 2006	March 31, 2006
	(Unaudited)
Operations:
Net Investment Income	$ 103,857	$ 57,461
Net Realized Gain From Security Transactions	109,591	23,605
Distributions of Realized Gains by
Other Investment Companies	11,444	3,157
Net Change in Unrealized Appreciation
on Investments	266,658	274,543
Net Increase in Net Assets
Resulting From Operations	491,550	358,766

Distributions to Shareholders From:
Net Investment Income ($0.13 and $0.09
per share, respectively)	(104,621)	(57,742)

Capital Share Transactions:
Proceeds from Shares Issued
(174,941 and 669,226 shares, respectively)	1,879,587	6,890,584
Reinvestment of Dividends
(7,487 and 3,439 shares, respectively)	82,160	36,574
Cost of Shares Redeemed
(35,550 and 7,071 shares, respectively)	(383,095)	(73,558)

Net Increase in Net Assets From
Capital Share Transactions	1,578,652	6,853,600

Total Increase in Net Assets	1,965,581	7,154,624

Net Assets:
Beginning of Period	7,333,003	178,379
End of Period*	$ 9,298,584	$ 7,333,003

*Includes accumulated undistributed
net investment income (loss) of:	$ (347)	$ 417

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
The table below sets forth financial data for one share of capital stock outstanding throughout each period presented. (a)

	Bender Growth Fund- Class A Shares

	Six Months
	Ended
	September 30,	For the Year Ended March 31,
	2006	2006	2005	2004	2003	2002
	(Unaudited)
Net Asset Value,
Beginning of Period	$ 27.92	$ 22.89	$ 23.40	$ 15.36	$ 22.13	$ 22.16

Income (Loss) From Operations:
Net investment loss	(0.22)	(0.44)	(0.38)	(0.36)	(0.29)	(0.41)
Net gain (loss) from securities
(both realized and unrealized)	(3.32)	5.47	(0.13)	8.40	(6.48)	0.38
Total from operations	(3.54)	5.03	(0.51)	8.04	(6.77)	(0.03)

Net Asset Value,
End of Period	$ 24.38	$ 27.92	$ 22.89	$ 23.40	$ 15.36	$ 22.13

Total Return (b)	(12.68)%	21.97%	(2.18)%	52.34%	(30.59)%	(0.14)%

Ratios/Supplemental Data
Net assets, end of period (in 000's)	$ 2,396	$ 3,146	$ 3,773	$ 5,110	$ 3,729	$ 6,991
Ratio of expenses
to average net assets (c):	1.85%	1.85%	1.85%	1.85%	1.85%	1.85%
Ratio of net investment loss
to average net assets (c):	(1.76)%	(1.76)%	(1.68)%	(1.73)%	(1.75)%	(1.76)%
Portfolio turnover rate	3.23%	26.98%	13.44%	12.68%	19.36%	22.92%

__________
(a) Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.
(b) Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, and do not assume the effects of any sales charges. Total returns for periods less than one year are not annualized.
(c) Annualized for periods of less than one year.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
The table below sets forth financial data for one share of capital stock outstanding throughout each period presented. (a)

	Bender Growth Fund- Class Y Shares
	Six Months
	Ended
	September 30,	For the Year Ended March 31,
	2006	2006	2005	2004	2003	2002
	(Unaudited)
Net Asset Value,
Beginning of Period	$ 29.70	$ 24.40	$ 24.98	$ 16.41	$ 23.69	$ 23.80

Income (Loss) From Operations:
Net investment loss	(0.28)	(0.53)	(0.44)	(0.42)	(0.33)	(0.46)
Net gain (loss) from securities
(both realized and unrealized)	(3.54)	5.83	(0.14)	8.99	(6.95)	0.35
Total from operations	(3.82)	5.30	(0.58)	8.57	(7.28)	(0.11)

Net Asset Value,
End of Period	$ 25.88	$ 29.70	$ 24.40	$ 24.98	$ 16.41	$ 23.69

Total Return (b)	(12.86)%	21.72%	(2.32)%	52.22%	(30.73)%	(0.46)%

Ratios/Supplemental Data
Net assets, end of period (in 000's)	$ 6,108	$ 8,031	$ 12,009	$ 18,735	$ 11,977	$ 23,387
Ratio of expenses
to average net assets (c):	2.18%	2.07%	1.99%	1.97%	2.00%	1.93%
Ratio of net investment loss
to average net assets (c):	(2.09)%	(1.99)%	(1.82)%	(1.85)%	(1.90)%	(1.84)%
Portfolio turnover rate	3.23%	26.98%	13.44%	12.68%	19.36%	22.92%

__________
(a) Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.
(b) Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, and do not assume the effects of any sales charges. Total returns for periods less than one year are not annualized.
(c) Annualized for periods of less than one year.

The accompanying notes are an  integral part of these financial statements.

FINANCIAL HIGHLIGHTS
The table below sets forth financial data for one share of capital stock outstanding throughout each period presented. (a)

	Bender Growth Fund- Class C Shares
	Six Month
	Ended
	September 30,	For the Year Ended March 31,
	2006	2006	2005	2004	2003	2002
	(Unaudited)
Net Asset Value,
Beginning of Period	$ 27.07	$ 22.48	$ 23.25	$ 15.44	$ 22.54	$ 22.87

Income (Loss) From Operations:
Net investment loss	(0.37)	(0.74)	(0.64)	(0.61)	(0.50)	(0.67)
Net gain (loss) from securities
(both realized and unrealized)	(3.22)	5.33	(0.13)	8.42	(6.60)	0.34
Total from operations	(3.59)	4.59	(0.77)	7.81	(7.10)	(0.33)

Net Asset Value,
End of Period	$ 23.48	$ 27.07	$ 22.48	$ 23.25	$ 15.44	$ 22.54

Total Return (b)	(13.26)%	20.42%	(3.31)%	50.58%	(31.50)%	(1.44)%

Ratios/Supplemental Data
Net assets, end of period (in 000's)	$ 9,861	$ 12,893	$ 14,294	$ 17,263	$ 12,040	$ 21,416
Ratio of expenses
to average net assets (c):	3.22%	3.11%	3.03%	3.02%	3.07%	2.89%
Ratio of net investment loss
to average net assets (c):	(3.12)%	(3.02)%	(2.86)%	(2.90)%	(2.97)%	(2.80)%
Portfolio turnover rate	3.23%	26.98%	13.44%	12.68%	19.36%	22.92%

__________
(a) Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.
(b) Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, and do not assume the effects of any sales charges. Total returns for periods less than one year are not annualized.
(c) Annualized for periods of less than one year.

The accompanying notes are an  integral part of these financial statements.

FINANCIAL HIGHLIGHTS
The table below sets forth financial data for one share of capital stock outstanding throughout each period presented. (a)

	Montecito Fund

	Six Months Ended	Year Ended	Year Ended	Year Ended	Period Ended
	September 30,	March 31,	March 31,	March 31,	March 31,
	2006	2006	2005	2004	2003**
	(Unaudited)
Net Asset Value, Beginning of Period	$ 10.74	$ 10.24	$ 10.01	$ 7.69	$ 10.00

Income (Loss) From Operations:
Net investment income	0.13	0.19	0.04	-	0.11
Net gain (loss) from securities
(both realized and unrealized)	0.46	0.40	0.19	2.37	(2.34)
Total from operations	0.59	0.59	0.23	2.37	(2.23)

Distributions to shareholders from
net investment income	(0.13)	(0.09)	-	(0.05)	(0.08)

Net Asset Value, End of Period	$ 11.20	$ 10.74	$ 10.24	$ 10.01	$ 7.69

Total Return (b)	5.52%	5.82%	2.30%	30.83%	(22.35)%

Ratios/Supplemental Data
Net assets, end of period (in 000's)	$ 9,299	$ 7,333	$ 178	$ 192	$ 169
Ratio of expenses to average net assets (c)	1.19%	1.19%	1.19%	1.19%	1.19%
Ratio of net investment income (loss)
to average net assets (c)	2.50%	1.82%	0.39%	0.05%	1.29%
Portfolio turnover rate	11.95%	68.05%	120.02%	290.23%	0.28%

__________
** For the period April 15, 2002 (commencement of operations) through March 31, 2003.
(a) Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.
(b) Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, and do not assume the effects of any sales charges. Total returns for periods less than one year are not annualized.
(c) Annualized for periods of less than one year.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS  (Unaudited)                                                                                                                                                                                                  September  30, 2006

1.

ORGANIZATION

The Santa Barbara Group of Mutual Funds, Inc. (the “Company”), was organized as a Maryland corporation under Articles of Incorporation dated December 30, 1992.  The Company is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company with two diversified funds: the Bender Growth Fund (the “Bender Fund”) and the Montecito Fund (collectively the “Funds”).   The Bender Fund offers three classes of shares, Class A, Class Y and Class C.  Class A shares commenced operations on October 1, 1998; Class C and Class Y Shares commenced operations on December 10, 1996.  Class A shares are sold with a front-end sales charge.   Class C shares are subject to a contingent deferred sales charge on redemptions made within one year after purchase and an annual distribution fee.   Class Y shares are offered continuously at net asset value.   The Montecito Fund commenced operations on April 15, 2002 and offers a single class of shares sold with a front-end sales charge.   The investment objective of each Fund is long-term growth of capital.

2.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds.

Security Valuation – Investment securities which are listed on a national securities exchange or on the NASDAQ National Market System for which market quotations are available are valued by an independent pricing service as of the close of business on the date of valuation.  The pricing service generally uses the last reported sale price for exchange traded securities, and the NASDAQ official closing price (NOCP) for NASDAQ traded securities.  Securities traded on a national securities exchange or on the NASDAQ National Market System for which there were not sales on the date of valuation are valued at the most recent bid price.

If market quotations are not readily available, the security will be valued at fair value (the amount which the owner might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Fund's adviser or sub-adviser ("Fair Value" Pricing), subject to review by the Board of Directors.  Some of the general factors that the adviser or sub-adviser should consider in determining a valuation method for an individual issue of securities for which no market quotations are readily available include, but shall not be limited to:  the fundamental analytical data relating to the investment; the nature and duration of restrictions (if any) on disposition of the securities; and evaluation of the forces that influence the market in which these securities are purchased or sold. There were no securities which were Fair Valued as of September 30, 2006.

Short-term investments that mature in 60 days or less are valued at amortized cost, unless the Board of Directors determines that such valuation does not constitute fair value.

Security Transactions and Investment Income – Security transactions are accounted for on the trade date of the security purchase or sale.  In determining the net realized gain or loss from the sales of securities, the cost of securities sold is determined on the identified cost basis.  Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis.  Purchase discounts and premiums on

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)                                                                                                                                                                              September 30, 2006

securities held by a Fund are accreted and amortized to maturity using the scientific interest method, which approximates the effective interest method.

Federal Income Taxes – The Funds have complied and will continue to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute all of their taxable income, if any, to shareholders.  Accordingly, no provision for Federal income taxes is required in the financial statements.

Expenses – Common expenses, income and gains and losses are allocated daily among share classes of the applicable Fund based on the relative proportion of net assets represented by each class. Class specific expenses are charged directly to the responsible class of shares of the applicable Fund.

Distributions to Shareholders – Distributions from net investment income, if any, are declared and paid at least annually and are recorded on the ex-dividend date.  Any net realized capital gains on sales of securities are distributed annually.

The amounts of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from those amounts determined under generally accepted accounting principles.  To the extent these book/tax differences are permanent, they are charged or credited to paid-in capital in the period that the difference arises.

Net Asset Value Per Share – The net asset value per share of each Fund is calculated each business day by dividing the total value of each Fund’s assets, less liabilities, by the number of shares outstanding.  A sales charge may apply when purchasing Bender Fund’s Class A shares or Montecito Fund’s shares.  Bender Fund’s Class C shares redeemed within one year of purchase may be subject to a contingent deferred sales charge equal to one-percent.

Use of Estimates in the Preparation of Financial Statements – The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America.  The preparation of financial statements in conformity with these generally accepted accounting principles requires management to make certain estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Indemnification – The Company indemnifies its officers and directors for certain liabilities that may arise from the performance of their duties to the Company.  Additionally, in the normal course of business, each Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities.  A Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against a Fund that have not yet occurred.  However, based on experience, the Company expects the risk of loss due to these warranties and indemnities to be remote.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)                                                                                                                                                                              September 30, 2006

New Accounting Pronouncement – On July 13, 2006, The Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”).  FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements.  FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority.  Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year.  Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date.  At this time management believes that the adoption of FIN 48 will have no impact on the financial statements of the Funds.

3.

ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

Pursuant to the investment advisory agreements, investment advisory services are provided to the Company by SBG Capital Management, Inc. (the “Advisor”). Under the terms of the investment advisory agreements, the Advisor receives monthly fees calculated at the annual rates of 0.50% of the average daily net assets of the Bender Fund and the Advisor receives monthly fees calculated at the annual rates of 0.30% of the first $100 million and 0.25% of the average daily net assets over $100 million of the Montecito Fund.     For the six months ended September 30, 2006, the Advisor received advisory fees of $50,878 and $12,420 from Bender Fund and Montecito Fund, respectively.

The Company and the Advisor have entered into a distribution agreement with Capital Research Brokerage Services, LLC, an affiliate of the Advisor, to serve as national distributor (the “Distributor”). The Distributor selects brokers and other financial professionals to sell shares of the Funds and coordinate their marketing efforts. For the distribution and distribution support services provided by the Distributor pursuant to the terms of the agreement, the Advisor pays the distributor, on the last day of each month, an annual fee of $8,400, such fee to be paid in equal monthly installments of $700.  For the six months ended September 30, 2006, the Distributor received approximately $9,831 in commissions from the sale of fund shares.

The Advisor has entered into a Sub-Advisory Agreement with Robert Bender & Associates (“RBA”) on behalf of the Bender Fund.  Under the terms of the Sub-Advisory Agreement, RBA receives a monthly fee from the Advisor calculated at an annual rate of 0.30% of the average daily net assets of the Bender Fund in excess of $10 million.  No monthly fees are paid to RBA for the first $10 million in average daily net assets.  The Advisor is responsible for the supervision and payment of fees to RBA in connection with its services.

The Advisor has entered into a Sub-Advisory Agreement with Seidler Investment Advisors Incorporated (“SIA”) on behalf of the Montecito Fund.  Under the terms of the Sub-Advisory Agreement, SIA receives a monthly fee from the Advisor calculated at an annual rate of 0.25% of  the average daily net assets of the Montecito Fund.  No monthly fees are paid to SIA for the first $10 million in average daily net assets.  However, once average daily net assets exceed $70 million, SIA will be entitled to an additional monthly

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)                                                                                                                                                                              September 30, 2006

fee at an annual rate of 0.25% on the first $10 million in average daily net assets.  The Advisor is responsible for the supervision and payment of fees to SIA in connection with its services.

Under the terms of an Operating Service Agreement, the Advisor will provide day-to-day operational services to the Bender Fund. The Operational Services Agreement provides that the Advisor pays all fees and expenses associated with the Bender Fund. Under the terms of the agreement, the Bender Fund will pay to the Advisor a monthly fee calculated at the following annual rates:

Class A	1.10% of average daily net assets
Class Y	2.00% of first $2.5 million; 1.10% in excess of $2.5 million of average daily net assets
Class C	2.00% of first $7.5 million; 1.10% in excess of $7.5 million of average daily net assets

For the six months ended September 30, 2006, the Advisor received service fees of $156,809 from the Bender Fund.

Under the terms of an Operating Service Agreement, the Advisor will provide day-to-day operational services to the Montecito Fund. The Operational Services Agreement provides that the Advisor pays all fees and expenses associated with the Montecito Fund. Under the terms of the agreement, the Montecito Fund will pay to the Advisor a monthly fee calculated at the annual rate of 0.64% of average daily net assets.   For the six months ended September 30, 2006, the Advisor received service fees of $26,496 from the Montecito Fund.

Gemini Fund Services, LLC (“GFS”) serves as administrator and provides accounting services to the Funds pursuant to an administration agreement.  Under terms of such agreement, GFS is paid an annual fee which is computed daily and payable monthly, based on a percentage of average daily net assets, subject to certain minimums.  The Funds and GFS are also parties to a servicing agreement, under which GFS provides transfer agency and dividend disbursing services for the Funds.  Pursuant to the terms of the Operating Service Agreement, the Advisor pays all service fees to GFS.

The Company and The Bank of New York (the “Custodian”) are parties to a custodial agreement (the “Custody Agreement’) under which the Custodian holds cash, securities and other assets of the Funds as required by the Act.  The Custodian plays no role in determining the investment policies of the Funds or which securities are to be purchased or sold by the Funds.  GFS serves as the custody administrator to the Funds pursuant to the terms of the Custody Agreement.  For providing such services, GFS receives an annual fee based upon a percentage of a Fund’s assets, subject to certain minimums, plus certain transactional charges.

Pursuant to a service agreement with the Company, Fund Compliance Services, LLC (“FCS”), an affiliate of GFS, provides a Chief Compliance Officer (“CCO”) to the Company, including related administrative support.  Under the terms of such agreement, FCS is paid an annual fee, payable quarterly, and is reimbursed for out-of-pocket expenses.

John P. Odell and Steven W. Arnold are officers and directors of the Advisor, the Distributor and the Company.  They are also the co-owners of RBA Client Services, LLC, a firm that previously provided

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)                                                                                                                                                                              September 30, 2006

marketing services to RBA.  RBA pays RBA Client Services, LLC an ongoing asset-based fee for all advisory client relationships established as a result of the marketing efforts of RBA Client Services, LLC.

4.

INVESTMENT TRANSACTIONS

The cost of security purchases and the proceeds from the sale of securities, other than short-term securities, for the six months ended September 30, 2006 were as follows:

	Purchases	Sales
Bender Fund	$663,147	$3,422,112
Montecito Fund	2,708,734	964,907

As of September 30, 2006, net unrealized appreciation and depreciation on investment securities for book and federal income tax purposes were as follows:

	Appreciation	Depreciation	Net Unrealized Appreciation
Bender Fund	$6,279,074	$(458,092)	$5,820,982
Montecito Fund	624,750	(70,216)	554,534

5.

DISTRIBUTION PLANS

As noted in the Funds’ Prospectus, each Fund has adopted a distribution plan pursuant to Rule 12b-1 under the Act.  The Bender Fund plan provides that the Fund may pay a servicing or Rule 12b-1 fee of up to 0.25% of the average net assets for the Class A, Class Y and Class C shares to persons or institutions for performing certain servicing functions for Fund shareholders.  With respect to Class C shares, the distribution plan allows the use of Fund assets allocable to those shares to be used to pay additional Rule 12b-1 fees of up to 0.75% of said assets to cover fees paid to broker-dealers for sales and promotional services.  The Montecito Fund distribution plan provides that the Fund may pay a servicing or Rule 12b-1 fee of up to 0.25% of the average net assets for the Fund.   For the six months ended September 30, 2006, distribution fees of $3,347, 8,498 and $54,373 were paid for Bender Fund Class A, Class Y and Class C shares, respectively and $10,350 was paid for the Montecito Fund shares.

6.

CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates presumption of control of the Fund, under Section 2(a)(9) of the Act. As of September 30, 2006, Charles Schwab & Co., Inc. held 32% of the voting securities of Bender Fund Class Y shares for the benefit of others.

7.

TAX INFORMATION

During the six month period ended September 30, 2006 and fiscal year ended March 31, 2006, the Montecito Fund paid dividend distributions of $104,621 and $57,742, respectively, characterized as

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)                                                                                                                                                                           September 30, 2006

ordinary income distributions for tax purposes.  The Bender Fund had no dividend distributions during the same time periods.

As of March 31, 2006, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long Term Gains	Capital Loss Carryforward	Unrealized Appreciation
Bender Fund	$ 0	$ 0	$(20,048,816)	$9,883,859
Montecito Fund	3,378	14,790	0	287,877

As of March 31, 2006, the Bender Fund had, for Federal income tax purposes, capital losses which may be carried over to offset future capital gains.  The capital loss carryforwards expire on March 31 of the years indicated below:

	2010	2011	2012	2013
Bender Fund	$11,905,818	$1,784,760	$3,197,676	$3,160,562

8.

SUBSEQUENT EVENT

Effective November 15, 2006, Seidler Investment Advisors has resigned as the sub-adviser to the Montecito Fund (the “Fund”).  Mr. Blake T. Todd will continue to serve as portfolio manager to the Fund as an employee of SBG Capital Management, Inc.

FACTORS CONSIDERED BY THE INDEPENDENT DIRECTORS IN APPROVING THE INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS

The Advisor Agreements for both Funds, and the Sub-Advisor Agreement for the Bender Growth Fund (the “Agreements”), were approved for a one-year continuance by the Board, including by separate vote of the Independent Directors, at a meeting held on May 25, 2006. The following summarizes the Directors’ review process and the information on which their conclusions were based:

Performance.  The Board reviewed reports regarding the performance of each Fund as compared to other mutual funds of similar size and investment strategy (the “Peer Groups”) for one-, three- and five-year periods ended April 30, 2006, and since inception through April 30, 2006. The Board was informed that an independent company had selected the funds in the Peer Group and compiled the data.  The Board assessed each Fund’s performance, both on an absolute basis and in comparison to the Funds’ Peer Groups. The Board generally approved of each Fund’s performance. The Directors noted that the Bender Growth Fund’s long-term performance record was very good compared to the Peer Group, as was the Fund’s performance for the one year period ended April 30, 2006. As for the Montecito Fund, the Board was satisfied with the Fund’s performance, and noting that the sub-adviser to the Montecito Fund had not yet completed a full year in that capacity, looked forward to evaluating the sub-adviser after a more meaningful track record is established.

Nature, extent and quality of services provided by the Fund Manager and Sub-Adviser.    The Board reviewed completed questionnaires designed by Fund counsel to elicit information relevant to the Board deliberations, and related materials such as the Fund Manager’s and Sub-Adviser’s Uniform Application for Investment Adviser Registration (“Form ADV”), as filed with the SEC The Board reviewed and discussed the information provided to them regarding the Fund Manager’s and Sub-Adviser’s’ personnel, financial condition and operations.  The Board noted the business experience and quality of personnel associated with each entity and that neither SBG nor Bender have been involved in any litigation.  It was the consensus of the Directors that the nature and extent of the services provided by the Fund Manager and the Sub-Adviser were consistent with the Board's expectations, and that the quality of the services provided by each company remains consistently good.

Cost of the services and the profit to be realized by the Fund Manager and Sub-Advisor and affiliates from the relationship with the Funds.   In this regard, the Fund Manager provided the Board with profit and loss information for the year ended March 31, 2006 and for the calendar period ended April 4, 2006 and the Sub-Adviser provided a balance sheet as of March 31, 2006 and an income statement for the three-month period ended March 31, 2006. The Board reviewed reports comparing each Fund’s fees and expense ratios for the latest fiscal year compared to the fees and expense ratios paid by its Peer Group. The Board also considered revenues received by the Funds’ distributor, Capital Research Brokerage Services, LLC (the “Distributor”), an affiliate of the Fund Manager.   Based on the information, the Directors concluded that the advisory fees were competitive, and reasonable for the services provided.  The Board considered revenues received by the Fund Manager, the Sub-Adviser and the Distributor under the relevant agreements and concluded that, in each case, undue profitability was not a concern.

Economies of Scale.   It was the consensus of the Board that economies of scale were not a relevant consideration at each Fund’s current asset levels.

ADDITIONAL INFORMATION (Unaudited) (Continued)

Based upon the information provided, it was the consensus of the Directors, including the Independent Directors, that each Agreement should be renewed.

How to Obtain Proxy Voting Information

Information regarding how the Funds voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Funds use to determine how to vote proxies is available without charge, upon request, by calling 1-800-723-8637 or by referring to the Security and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Company’s Form N-Q will be available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330).  The information on Form N-Q is available without charge, upon request, by calling 1-800-723-8637.

INVESTMENT ADVISOR

SBG Capital Management, Inc.

107 South Fair Oaks Boulevard, Suite 315

Pasadena, CA 91105

SUB-ADVISORS

Robert Bender & Associates, Inc.

245 South Los Robles, Suite 620

Pasadena, CA 90272

ADMINISTRATOR

Gemini Fund Services, LLC

450 Wireless Boulevard

Hauppauge, NY 11788

TRANSFER AGENT &

DIVIDEND DISBURSING AGENT

Gemini Fund Services, LLC

4020 South 147th Street, Suite 2

Omaha, NE 68137

CUSTODIAN

The Bank of New York

1 Wall Street, 25th Floor

New York, NY 10286

PRINCIPAL UNDERWRITER
Capital Research Brokerage Services, LLC

107 South Fair Oaks Boulevard, Suite 315

Pasadena, CA 91105

INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

Cohen Fund Audit Services, Ltd. (f.k.a. Cohen McCurdy, Ltd.)

800 Westpoint Parkway, Suite 1100

Westlake, OH 44145

For more complete information about The Bender Growth Fund and The Montecito Fund, including charges and expenses, please call (626) 844-1440 or (800) 723-8637 or write to Capital Research Brokerage Services, LLC and request a free prospectus. Read the prospectus carefully before you invest or send money. For more information about the Funds’ Board of Directors, please call or write to request the Funds’ Statement of Additional Information.

SANTA BARBARA GROUP OF MUTUAL FUNDS THE BENDER GROWTH FUND THE MONTECITO FUND SEMI-ANNUAL REPORT SEPTEMBER 30, 2006

Item 2. Code of Ethics.   Not required for semi-annual reports.

Item 3. Audit Committee Financial Expert.  Not required for semi-annual reports.

Item 4. Principal Accountant Fees and Services.  Not required for semi-annual reports.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.  Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Funds.  Not applicable to open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.  None

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)

There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s second fiscal quarter of the period covered by this Form N-CSR that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Not applicable.

(a)(2)

Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith..

(a)(3)

Not applicable.

(b)

Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) The Santa Barbara Group of Mutual Funds, Inc.

By (Signature and Title)

/s/ John P. Odell

       John P. Odell, Co-Chairman & Co-President

Date    12/7/06

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ John P. Odell

        John P. Odell, Co-Chairman & Co-President

Date

12/7/06

By (Signature and Title)

/s/ Steven W. Arnold

       Steven W. Arnold, Co-Chairman, Co-President & Treasurer

Date

12/7/06